UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  March 7, 2013

DICK’S SPORTING GOODS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31463	16-1241537
(Commission File Number)	(IRS Employer Identification No.)

345 Court Street Coraopolis, Pennsylvania	15108
(Address of Principal Executive Offices)	(Zip Code)

(724) 273-3400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 11, 2013, Dick’s Sporting Goods, Inc. (the “Company”) issued a press release announcing its results for the fourth fiscal quarter and full year ended February 2, 2013 and certain other information that is furnished as Exhibit 99.1 to this Form 8-K.

ITEM 7.01.  REGULATION FD DISCLOSURE

Beginning in fiscal 2013, the Company is revising its same store sales presentation.  Same store sales measure the growth in sales for the same store location for a particular period from the corresponding period in the prior year.

Prior to fiscal 2013, the Company reported period-over-period growth in its eCommerce business separately from same store sales for Dick’s Sporting Goods.  Beginning in fiscal 2013, the Company will report same store sales for Dick’s Sporting Goods stores with its eCommerce sales.  The Company will also report total eCommerce penetration, including both Dick’s Sporting Goods and Golf Galaxy eCommerce sales.  The Company believes this change will conform its presentation of same store sales to its omni-channel strategy.

The Company has included in the press released furnished as Exhibit 99.1 to this Form 8-K a table that presents quarterly and full year same store sales results for fiscal 2012 reported in the same manner as same stores sales will be reported beginning in fiscal 2013, as described above.  The Company’s historical same store sales for fiscal 2012 will be reported as shown in the table.  The table is also available on the investor relations section of the Company’s website at www.dickssportinggoods.com/investors.

ITEM 8.01. OTHER EVENTS

On March 7, 2013, the Company’s Board of Directors authorized a share repurchase program of up to $1 billion of the Company’s common stock over the next five years.  The Company may finance the repurchases from cash on hand, future cash flow from operations and borrowings pursuant to its credit facility.  The repurchases, which may be made in privately-negotiated transactions or in the open market as permitted by Securities Exchange Act Rule 10b-18, including pursuant to a Securities Exchange Act Rule 10b5-1 repurchase plan, could begin immediately and may occur from time-to-time in the future.  The Company may suspend or discontinue the repurchase program at any time.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

The following exhibit is being furnished pursuant to Item 601 of Regulation S-K and General Instruction B.2. to this Form 8-K:

Exhibit No.	Description

99.1	Press Release dated March 11, 2013 by Dick’s Sporting Goods, Inc. furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK’S SPORTING GOODS, INC.

Date: March 11, 2013	By:	/S/ TIMOTHY E. KULLMAN
Name: Timothy E. Kullman
Title: EVP – Finance, Administration and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated March 11, 2013 by Dick’s Sporting Goods, Inc. furnished herewith